SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: January 18, 1999




                       CHILDREN'S BROADCASTING CORPORATION
             (Exact name of registrant as specified in its charter)


      MINNESOTA                    0-21534                  41-1663712
   (State or other          (Commission File No.)     (IRS Employer ID No.)
    jurisdiction
  of incorporation)


             5501 EXCELSIOR BOULEVARD, MINNEAPOLIS, MINNESOTA 55416
             ------------------------------------------------------
                    (Address of principal executive offices)


                                 (612) 925-8840
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         (a) Reference is made to the Press Release issued to the public by the Registrant on January 18, 1999, and attached hereto as an exhibit, relating to the judgment entered in Registrant's case against ABC Radio, Inc. and The Walt Disney Company.

         (b) Reference is made to the cautionary statements of the Registrant, presented in the Registrant's Form 10-KSB, as amended, for the year ended December 31, 1997.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

         (c) Exhibits

             99.1     Press Release dated January 18, 1999.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 1999                CHILDREN'S BROADCASTING CORPORATION



                                       BY:  /s/ James G. Gilbertson
                                            ------------------------------------
                                            James G. Gilbertson
                                       ITS: Chief Operating Officer and
                                              Chief Financial Officer

                                  EXHIBIT INDEX

99.1    Press Release dated January 18, 1999.